UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2025
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 10, 2025, Krispy Kreme Doughnut Corporation (“KKDC”), a North Carolina corporation and an indirect, wholly owned subsidiary of Krispy Kreme, Inc., a Delaware corporation (the “Company”), entered into a Unit Purchase Agreement (the “Purchase Agreement”) with (i) Verlinvest Cookies Holdings, Inc., a Delaware corporation (“Verlinvest”), and (ii) Mistral Sleepless Holdings 2, LLC, a Delaware limited liability company (“Mistral”). Pursuant to the terms of the Purchase Agreement, KKDC sold a portion of its common units of Insomnia Cookies Holdings, LLC, a Delaware limited liability company (“Insomnia”), to Verlinvest and Mistral, in a simultaneous sign and close transaction (the “Sale”).
In addition, concurrently with the Sale, Insomnia redeemed all remaining common units held by KKDC that were not sold pursuant to the Purchase Agreement pursuant to a Unit Redemption Agreement, effective as of June 10, 2025, by and between Insomnia and KKDC (the “Redemption Agreement” and such redemption together with the Sale, the “Transactions”). Following the consummation of the Transactions, KKDC no longer holds any common units or other equity interests in Insomnia.
KKDC received $75 million in aggregate cash proceeds in connection with the Transactions.
The foregoing summary of the Purchase Agreement and Redemption Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such Agreements.
Item 7.01. Regulation FD Disclosure.
In connection with the Transactions, on June 10, 2025, the Company issued a press release announcing the Transactions. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Krispy Kreme, Inc., dated June 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME, INC.

Dated: June 10, 2025

By:    /s/ Jeremiah Ashukian

Name:	Jeremiah Ashukian
Title:	Executive Vice President and Chief Financial Officer